EXHIBIT 99.1

                                             [LOGO] PHOENIX



                                       FINANCIAL SUPPLEMENT

                                The Phoenix Companies, Inc.


                                              June 30, 2007

                                           [graphic omitted]


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                    TRANSFER AGENT AND REGISTRAR
FIRM                                       ANALYST                      For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                  J. Jeffrey Hopson            please contact our transfer agent and registrar:
Citigroup                                  Keith Walsh                  The Phoenix Companies, Inc. C/O The Bank of New York,
Credit Suisse First Boston (CSFB)          Tom Gallagher                Shareholder Relations,
JP Morgan                                  Jimmy Bhullar                P.O. Box 11258, New York, NY 10286-1258
Keefe Bruyette & Woods, Inc.               Jukka Lipponen               Toll-free: 1-800-490-4258 TTY 1-888-269-5221
Langen McAlenney                           Robert Glasspiegel           Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Lehman Brothers                            Eric Berg                    Web: www.stockbny.com
Merrill Lynch                              Edward A. Spehar
UBS                                        Andrew Kligerman

                                                                        FOR MORE INFORMATION
                                                                        To receive additional information, including financial
                                                                        supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                        Investor Relations Section on our Web site at
                                                                        PhoenixWealthManagement.com or contact our Investor
                                                                        Relations Department at:
SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the                The Phoenix Companies, Inc.
New York Stock Exchange (NYSE) under the symbol "PNX."  Our 7.45                Investor Relations
percent bond is traded on the NYSE under the symbol "PFX."                      One American Row
                                                                                P.O. Box 5056, Hartford, CT  06102-5056
                                                                                Phone: 1-860-403-7100
                                                                                Fax: 1-860-403-7880
                                                                                e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2007 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

Financial Highlights.........................................................  1
Financial Highlights.........................................................  2
Life and Annuity Earnings Summary............................................  4
  Variable Universal Life....................................................  6
  Universal Life / Interest Sensitive........................................  8
  Life and Private Placement Sales........................................... 10
  Annuities.................................................................. 12
Supplementary Life and Annuity Information................................... 14
Asset Management............................................................. 16
Asset Management Net Flows and Assets Under Management....................... 18
Venture Capital Segment...................................................... 20
Corporate and Other.......................................................... 21
Consolidated Statement of Income - GAAP Format............................... 23
Consolidating Second Quarter 2007 Income Statement........................... 25
Condensed Consolidated Balance Sheet -- Preliminary.......................... 26
General Account Investment Portfolio Summary................................. 27
General Account GAAP Net Investment Income Yields............................ 28
General Account Realized Investment Gains and Losses......................... 30

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                                                                 December 31,
For the Period Ended:                                         YTD June     ---------------------------------------------------------
                                                                2007           2006           2005          2004           2003
                                                           -------------  -------------  -------------  -------------  -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                             $  15,728.7    $ 16,107.8     $ 16,717.2     $ 17,334.6     $ 17,242.8
Separate Account Assets                                        10,278.1       9,458.6        7,722.2        6,950.3        6,083.2
Total Assets                                                   29,534.5      29,029.4       27,716.2       28,362.6       27,559.2
Indebtedness                                                      627.7         685.4          751.9          690.8          639.0
Total Stockholders' Equity                                      2,273.2       2,236.1        2,007.1        2,022.4        1,947.8
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                            2,435.8       2,364.6     $  2,118.9      $ 2,018.5     $  1,925.3
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                  $   2,384.7    $  2,251.8     $  2,028.6
Total Operating Return on Equity (1)                               6.08%         3.92%          5.01%
Average Tangible Common Equity (2)                          $   1,683.6    $  1,529.2     $  1,291.9
Total Operating Return on average Tangible Equity (2)              8.61%         5.77%          7.13%

Debt to Total Capitalization                                       21.6%         23.5%          27.3%          25.5%          24.7%

Book Value Per Share                                        $      19.92   $     19.67    $     21.10    $     21.32    $     20.62
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                                     $      20.88   $     20.33    $     21.72    $     20.70    $     19.96
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                        $      21.35   $     20.80    $     22.28    $     21.27    $     20.39

Period-end Common Shares Outstanding                               114.1         113.7           95.1           94.9           94.4
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                               $     174.0    $     174.0    $     204.2    $     204.1    $     175.0
Senior Unsecured Bonds - due 2008                                 153.7          153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                 300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                                 0.5            2.0            8.0           10.3
Bank Credit Facility                                                                             25.0           25.0
Other                                                                             57.2           67.0
                                                           -------------  -------------  -------------  -------------  -------------
Total Indebtedness                                          $     627.7    $     685.4    $     751.9    $     690.8    $     639.0
                                                           =============  =============  =============  =============  =============

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STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
 COMPANY (3)
Capital, Surplus and Surplus Notes                          $     964.4    $     932.4    $     885.5    $     814.6    $     762.9
Asset Valuation Reserve (AVR)                                     193.9          187.9          210.8          213.6          198.6
                                                           -------------  -------------  -------------  -------------  -------------
Capital, Surplus, Surplus Notes and AVR                     $   1,158.3    $   1,120.3    $   1,096.3    $   1,028.2    $     961.5
                                                           =============  =============  =============  =============  =============
Policyholder Dividend Liability                             $     359.0    $     348.9    $     356.1    $     403.3    $     408.5
Interest Maintenance Reserve                                $     (50.1)   $     (44.3)   $     (23.1)   $     (31.3)   $     (30.2)
Statutory Gain From Operations                              $      55.7    $     131.6    $     106.2    $      35.1    $      69.7
Statutory Net Income                                        $      51.5    $     162.0    $      61.0    $      47.1    $      21.5
                                                           =============

(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.
(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.
(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. June 2007 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                       YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007           2006           2006          2005           2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
 Life Insurance                              $     101.5    $      74.7    $     209.7    $     180.5    $     130.1    $    100.4
 Annuities                                          12.1            6.2            4.0           12.0           12.7          (1.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           113.6           80.9          213.7          192.5          142.8          99.4
Asset Management Segment                             2.9          (33.3)         (28.6)         (10.5)           0.1          (8.7)
 Venture Capital Segment (1)                                                                     14.8           19.3          36.2
Corporate and Other                                (23.6)         (31.3)         (60.3)         (69.6)         (59.1)        (47.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS), BEFORE
  INCOME TAXES                                      92.9           16.3          124.8          127.2          103.1          79.1
Applicable Income Taxes (Benefit)                   20.4            2.1           36.6           25.5           22.5          21.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS)                       72.5           14.2           88.2          101.7           80.6          57.3
Net Realized Investment Gains                       11.2           14.3           21.8           25.5            5.7           3.2
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                     0.1           (0.9)          (1.0)           1.3          (12.9)         (2.4)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                                                                  (7.0)          55.9         (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                           (14.7)
Surplus Notes Tender Costs                                                                                      (6.4)
Management Restructuring and Early
  Retirement Costs                                                 (6.3)          (9.1)         (12.4)         (21.9)         (8.5)
Other income                                                                                                                   1.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS            83.8           21.3           99.9          109.1           86.3          (4.1)
Income (Loss) from Discontinued Operations                                                       (0.7)           0.1          (2.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $      83.8    $      21.3    $      99.9    $     108.4    $      86.4    $     (6.2)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
 Weighted-Average Shares Outstanding               114.0          108.2          110.9           95.0           94.7           94.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $      0.64    $      0.13    $      0.79    $      1.07    $      0.85    $      0.61
Net Income (Loss) Per Share                  $      0.74    $      0.20    $      0.90    $      1.14    $      0.91    $     (0.07)

DILUTED

Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares (2)             115.7          111.3          113.1          102.4          100.8           96.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $      0.63    $      0.13    $      0.78    $      0.99    $      0.80    $      0.59
Net Income (Loss) Per Share                  $      0.72    $      0.19    $      0.88    $      1.06    $      0.86    $     (0.07)
                                            =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.
(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 102.4 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Second Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Life Insurance                               $      32.6    $      42.1    $      51.2    $      83.8    $      56.0    $     45.5
Annuities                                            5.7            0.5            6.0           (8.2)           6.9           5.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                            38.3           42.6           57.2           75.6           62.9          50.7
Asset Management Segment                           (34.6)           1.3            6.6           (1.9)           0.6           2.3
Corporate and Other                                (17.4)         (13.9)         (14.3)         (14.7)          (8.0)        (15.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS), BEFORE
  INCOME TAXES                                     (13.7)          30.0           49.5           59.0           55.5          37.4
Applicable Income Taxes (Benefit)                   (7.5)           9.6           11.8           22.7           17.3           3.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS)                       (6.2)          20.4           37.7           36.3           38.2          34.3
Net Realized Investment Gains (Losses)              11.4            2.9           (2.0)           9.5           12.2          (1.0)
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                    (1.0)           0.1            0.1           (0.2)           0.2          (0.1)
Management Restructuring and Early
  Retirement Costs                                  (2.5)          (3.8)          (1.5)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $       1.7    $      19.6    $      34.3    $      44.3    $      50.6    $     33.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                103.6          112.7          113.6          113.7          113.8         114.1

                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $     (0.06)   $      0.18    $      0.33    $      0.32    $      0.34    $      0.30
Net Income Per Share                         $      0.02    $      0.17    $      0.30    $      0.39    $      0.44    $      0.29

DILUTED
Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares                 106.2          115.9          116.0          115.4          115.1         115.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share      $     (0.06)   $      0.18    $      0.32    $      0.31    $      0.33    $      0.30
Net Income Per Share                         $      0.02    $      0.17    $      0.30    $      0.38    $      0.44    $      0.29
                                                                                                                       =============

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                    December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME

Variable Universal Life                      $      19.8    $      17.7    $      52.7    $      69.6    $      35.7    $      35.0
Universal Life (1)                                  35.2           19.3           53.3           47.9           34.4           21.7
Other Life and Annuity (2)                           0.9            1.3            2.7            1.5            1.6            0.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                           55.9           38.3          108.7          119.0           71.7           56.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block            12.1            1.5           31.2          (11.7)         (18.3)         (36.5)
Traditional Life, Closed Block                      33.5           34.9           69.8           73.2           76.7           80.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                              45.6           36.4          101.0           61.5           58.4           43.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                              101.5           74.7          209.7          180.5          130.1          100.4
Annuities                                           12.1            6.2            4.0           12.0           12.7           (1.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES              113.6           80.9          213.7          192.5          142.8           99.4
Allocated Income Taxes (3)                          36.3           25.0           67.9           51.3           36.4           31.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                    77.3           55.9          145.8          141.2          106.4           68.3
Net Realized Investment Gains (Losses)               1.0           (3.7)          (1.0)          22.7           (2.5)          (4.7)
Management Restructuring and Early
  Retirement Costs                                                                               (0.1)          (7.3)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $      78.3    $      52.2    $     144.8    $     163.8    $      96.6    $      62.3
                                            =============  =============  =============  =============  =============  =============

(1)  Universal Life includes interest sensitive whole life contracts.
(2)  Other Life and Annuity includes WS Griffith prior to 2005.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2007 (unaudited)
($ in millions)

SEGMENT INCOME                                                         2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME

Variable Universal Life                      $       8.5    $       9.2    $      11.0    $      24.0    $       8.8    $      11.0
Universal Life (1)                                   7.9           11.4           17.1           16.9           17.5           17.7
Other Life and Annuity                               0.4            0.9            0.6            0.8            0.4            0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                           16.8           21.5           28.7           41.7           26.7           29.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block            (1.7)           3.2            5.1           24.6           12.6           (0.5)
Traditional Life, Closed Block                      17.5           17.4           17.4           17.5           16.7           16.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                              15.8           20.6           22.5           42.1           29.3           16.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                               32.6           42.1           51.2           83.8           56.0           45.5
Annuities                                            5.7            0.5            6.0           (8.2)           6.9            5.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES               38.3           42.6           57.2           75.6           62.9           50.7
Allocated Income Taxes                              12.0           13.0           15.1           27.8           19.6           16.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                    26.3           29.6           42.1           47.8           43.3           34.0
Net Realized Investment Gains (Losses)              (4.2)           0.5            2.4            0.3            0.5            0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $      22.1    $      30.1    $      44.5    $      48.1    $      43.8    $      34.5
                                            =============  =============  =============  =============  =============  =============


(1)  Universal Life includes interest sensitive whole life contracts.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      16.2    $      14.7    $      27.6    $      32.5    $      29.6    $      30.1
Cost of Insurance (COI)                             40.4           39.0           77.8           76.7           74.6           72.1
Interest Earned                                      4.8            3.5            9.2            6.3            5.9            5.6
Surrender Charges                                    3.5            3.9            6.7            7.1            6.9            6.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      64.9           61.1          121.3          122.6          117.0          114.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   14.6           15.6           31.9           28.5           30.5           23.2
Interest Credited                                    2.8            2.0            4.8            4.6            3.7            3.6
DAC Amortized                                       14.2           13.6            8.4           (4.4)          22.2           20.8
Operating Expenses                                  13.5           12.2           23.5           24.3           24.9           32.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      45.1           43.4           68.6           53.0           81.3           79.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                  $      19.8    $      17.7    $      52.7    $      69.6    $      35.7    $      35.0
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       7.8    $       6.3    $      13.5    $      13.6    $      16.3    $      21.4
Controllable Expenses and Other                     17.9           15.5           29.6           26.8           34.0           44.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

TOTAL CURRENT EXPENSES                              25.7           21.8           43.1           40.4           50.3           66.0
Deferred Acquisition Costs                         (12.2)          (9.6)         (19.6)         (16.1)         (25.4)         (33.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      13.5    $      12.2    $      23.5    $      24.3    $      24.9    $      32.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement      $      74.9    $      73.0    $     149.0    $     171.4    $     185.4    $     204.0
  Surrenders, excluding Private Placement          (50.2)         (40.8)         (85.9)         (84.4)         (60.6)         (59.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Net Sales, excluding Private Placement        24.7           32.2           63.1           87.0          124.8          144.2
       Private Placement, Net Sales                 19.6           (2.7)           1.0           36.7           45.3          139.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
  TOTAL NET SALES                                   44.3           29.5           64.1          123.7          170.1          284.0
  Deaths                                            (9.9)          (3.5)          (4.7)          (3.6)          (2.2)          (1.4)
  Interest Credited                                170.8           85.0          259.9          141.5          170.0          262.7
  Fees                                             (16.5)         (15.2)         (30.4)         (30.3)         (31.0)         (36.4)
  Cost of Insurance                                (39.4)         (37.8)         (75.8)         (74.6)         (72.4)         (69.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
       Change in FUM                              149.3            58.0          213.1          156.7          234.5          439.1
Beginning Balance                                2,312.9        2,099.8        2,099.8        1,943.1        1,708.6        1,269.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,462.2    $   2,157.8    $   2,312.9    $   2,099.8    $   1,943.1    $   1,708.6
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,170.9    $  24,257.5    $  24,164.6    $  24,767.7    $  25,382.0    $  24,603.0
                                            =============  =============  =============  =============  =============  =============


(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       7.2    $       7.5    $       7.2    $       5.7    $       8.0    $       8.2
Cost of Insurance (COI)                             19.6           19.4           19.3           19.5           20.3           20.1
Interest Earned                                      1.6            1.9            3.1            2.6            2.4            2.4
Surrender Charges                                    2.1            1.8            1.6            1.2            2.1            1.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      30.5           30.6           31.2           29.0           32.8           32.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                    8.3            7.3            7.5            8.8            9.0            5.6
Interest Credited                                    1.0            1.0            1.4            1.4            1.4            1.4
DAC Amortized                                        6.8            6.8            6.0          (11.2)           7.2            7.0
Operating Expenses                                   5.9            6.3            5.3            6.0            6.4            7.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      22.0           21.4           20.2            5.0           24.0           21.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $       8.5    $       9.2    $      11.0    $      24.0    $       8.8    $      11.0
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       2.9    $       3.4    $       3.5    $       3.7    $       4.3    $       3.5
Controllable Expenses and Other                      6.8            8.7            6.5            7.6            9.4            8.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                               9.7           12.1           10.0           11.3           13.7           12.0
Deferred Acquisition Costs                          (3.8)          (5.8)          (4.7)          (5.3)          (7.3)          (4.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $       5.9    $       6.3    $       5.3    $       6.0    $       6.4    $       7.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement      $      37.5    $      35.5    $      34.8    $      41.2    $      40.2    $      34.7
  Surrenders, excluding Private Placement          (19.9)         (20.9)         (21.3)         (23.8)         (24.1)         (26.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Sales, excluding Private Placement         17.6           14.6           13.5           17.4           16.1            8.6
     Private Placement, Net Sales                    9.2          (11.9)           0.7            3.0            8.8           10.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
  TOTAL NET SALES                                   26.8            2.7           14.2           20.4           24.9           19.4
  Deaths                                            (2.7)          (0.8)          (0.8)          (0.4)          (3.3)          (6.6)
  Interest Credited                                101.0          (16.0)          61.0          113.9           58.1          112.7
  Fees                                              (7.1)          (8.1)          (7.2)          (8.0)          (8.1)          (8.4)
  Cost of Insurance                                (18.9)         (18.9)         (18.8)         (19.2)         (19.8)         (19.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Change in FUM                                  99.1          (41.1)          48.4          106.7           51.8           97.5
Beginning Balance                                2,099.8        2,198.9        2,157.8        2,206.2        2,312.9        2,364.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,198.9    $   2,157.8    $   2,206.2    $   2,312.9    $   2,364.7    $   2,462.2
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,652.2    $  24,257.5    $  24,164.2    $  24,164.6    $  24,320.5    $  24,170.9
                                            =============  =============  =============  =============  =============  =============


(1) 2006 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
 Fees                                        $      14.2    $      13.4    $      27.2    $      17.9    $      19.1    $      17.3
 Cost of Insurance (COI)                           115.6           86.5          184.9          109.9           90.7           78.9
 Interest Earned                                    60.7           56.1          116.5          108.7          100.4           98.2
 Surrender Charges                                   1.5            1.3            3.7            3.2            3.2            2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL REVENUES                                    192.0          157.3          332.3          239.7          213.4          196.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

 Net Death and Disability Benefits                  45.0           51.5           98.0           61.8           58.4           51.4
 Interest Credited                                  42.0           39.2           79.6           74.5           74.6           78.0
 DAC Amortized                                      42.7           23.3           55.5           17.9           20.3           17.7
 Operating Expenses                                 27.1           24.0           45.9           37.6           25.7           28.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL EXPENSES                                    156.8          138.0          279.0          191.8          179.0          175.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

 OPERATING INCOME BEFORE TAX                 $      35.2    $      19.3    $      53.3    $      47.9    $      34.4    $      21.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                 $      50.1    $      48.8    $     104.9    $      51.1    $      24.9    $      28.2
 Controllable Expenses and Other                    87.0           83.8          176.2           96.5           64.3           74.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL CURRENT EXPENSES                            137.1          132.6          281.1          147.6           89.2          103.0
 Deferred Acquisition Costs                       (110.0)        (108.6)        (235.2)        (110.0)         (63.5)         (74.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
 OPERATING EXPENSES                          $      27.1    $      24.0    $      45.9    $      37.6    $      25.7    $      28.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
  Deposits                                   $     192.5    $     209.2    $     417.1    $     297.8    $     229.4    $     217.8
  Surrenders                                       (41.2)         (43.8)         (84.7)         (94.1)        (126.2)        (118.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
        NET SALES                                  151.3          165.4          332.4          203.7          103.2           99.2
  Deaths                                           (12.5)         (12.2)         (20.5)         (22.3)         (16.9)         (19.4)
  Interest Credited                                 42.0           39.2           79.6           78.7           74.6           78.0
  Fees                                             (17.1)         (17.9)         (36.6)         (26.8)         (23.5)         (24.9)
  Cost of Insurance                               (115.6)         (86.5)        (184.9)        (109.9)         (90.7)         (78.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
        Change in FUM                               48.1           88.0          170.0          123.4           46.7           54.0
 Beginning Balance                               1,904.1        1,734.1        1,734.1        1,610.7        1,564.0        1,510.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
 ENDING FUND BALANCE                         $   1,952.2    $   1,822.1    $   1,904.1    $   1,734.1    $   1,610.7    $   1,564.0
                                            =============  =============  =============  =============  =============  =============

 Life Insurance In Force                     $  22,575.0    $  18,217.0    $  20,402.1    $  16,303.0    $  14,103.7    $  12,830.3
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       8.0    $       5.4    $       7.0    $       6.8    $       6.7    $       7.5
Cost of Insurance (COI)                             42.0           44.5           46.5           51.9           56.1           59.5
Interest Earned                                     27.0           29.1           29.7           30.7           30.7           30.0
Surrender Charges                                    1.0            0.3            1.7            0.7            0.7            0.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      78.0           79.3           84.9           90.1           94.2           97.8
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   27.6           23.9           15.8           30.7           24.7           20.3
Interest Credited                                   19.4           19.8           19.9           20.5           21.0           21.0
DAC Amortized                                        9.6           13.7           21.9           10.3           18.6           24.1
Operating Expenses                                  13.5           10.5           10.2           11.7           12.4           14.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      70.1           67.9           67.8           73.2           76.7           80.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $       7.9    $      11.4    $      17.1    $      16.9    $      17.5    $      17.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      34.7    $      14.1    $      21.6    $      34.5    $      23.5    $      26.6
Controllable Expenses and Other                     51.6           32.2           35.9           56.5           39.1           47.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              86.3           46.3           57.5           91.0           62.6           74.5
Deferred Acquisition Costs                         (72.8)         (35.8)         (47.3)         (79.3)         (50.2)         (59.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      13.5    $      10.5    $      10.2    $      11.7    $      12.4    $      14.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits                                   $     135.5    $      73.7    $      88.7    $     119.2    $      92.3    $     100.2
  Surrenders                                       (22.5)         (21.3)         (22.4)         (18.5)         (21.9)         (19.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                     113.0           52.4           66.3          100.7           70.4           80.9
  Deaths                                            (6.8)          (5.4)          (5.1)          (3.2)          (8.3)          (4.2)
  Interest Credited                                 19.4           19.8           19.9           20.5           21.0           21.0
  Fees                                             (11.4)          (6.5)          (8.2)         (10.5)          (8.2)          (8.9)
  Cost of Insurance                                (42.0)         (44.5)         (46.4)         (52.0)         (56.1)         (59.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
      Change in FUM                                 72.2           15.8           26.5           55.5           18.8           29.3
Beginning Balance                                1,734.1        1,806.3        1,822.1        1,848.6        1,904.1        1,922.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,806.3    $   1,822.1    $   1,848.6    $   1,904.1    $   1,922.9    $   1,952.2
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  17,667.4    $  18,217.0    $  19,025.8    $  20,402.1    $  21,311.6    $  22,575.0
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2007 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                  YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $      11.1    $       7.7    $      16.7    $      16.1    $      18.2    $      30.1
Universal Life/Interest Sensitive                   93.6          113.7          221.9          104.4           47.5           67.5
Term Life                                           10.7           10.0           20.3           16.4           15.3           19.2
Participating Whole Life                                                                                                        0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)              115.4          131.4          258.9          136.9           81.0          117.4
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              4.0            3.2            8.6            6.4           10.8           20.1
Universal Life/Interest Sensitive                   20.1           27.1           61.8           49.2           53.2           61.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       24.1           30.3           70.4           55.6           64.0           81.7
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             15.1           10.9           25.3           22.5           29.0           50.2
Universal Life/Interest Sensitive                  113.7          140.8          283.7          153.6          100.7          129.1
Term Life                                           10.7           10.0           20.3           16.4           15.3           19.2
Participating Whole Life                                                                                                        0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)  $     139.5    $     161.7    $     329.3    $     192.5    $     145.0    $     199.1
                                            =============  =============  =============  =============  =============  =============

Gross Life Insurance in Force                $ 148,572.0    $ 139,242.0    $ 144,139.0    $ 134,780.0    $ 127,466.0    $ 123,354.0
                                            =============  =============  =============  =============  =============  =============

Average face amount for life insurance sales $       1.1    $       1.2    $       1.2    $       1.1    $       1.0    $       1.0
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized
  and single)                                $      24.6    $      25.8    $      33.5    $      46.5    $      60.1    $     149.5
Annuity                                            200.9           46.0        1,020.2          773.8          152.6          394.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and Annuity
  Deposits                                   $     225.5    $      71.8    $   1,053.7    $     820.3    $     212.7    $     544.4
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT
 (FUM)                                       $   4,539.2    $   2,912.2    $   4,055.5    $   2,776.4    $   1,898.5    $   1,535.5
                                            =============  =============  =============  =============  =============  =============


(1)  Annualized Premium represents first year premiums on an annual basis.
(2)  Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                      $       2.8    $       4.9    $       3.2    $       5.8    $       6.4    $       4.7
Universal Life/Interest Sensitive                   83.5           30.2           42.4           65.8           40.2           53.4
Term Life                                            5.5            4.5            4.7            5.6            5.5            5.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)               91.8           39.6           50.3           77.2           52.1           63.3
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              1.1            2.1            2.8            2.6            2.4            1.6

Universal Life/Interest Sensitive                   18.0            9.1           15.5           19.2            7.8           12.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       19.1           11.2           18.3           21.8           10.2           13.9
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              3.9            7.0            6.0            8.4            8.8            6.3

Universal Life/Interest Sensitive                  101.5           39.3           57.9           85.0           48.0           65.7
Term Life                                            5.5            4.5            4.7            5.6            5.5            5.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)  $     110.9    $      50.8    $      68.6    $      99.0    $      62.3    $      77.2
                                            =============  =============  =============  =============  =============  =============

Gross Life Insurance in Force                $ 137,628.0    $ 139,242.0    $ 140,937.0    $ 144,139.0    $ 146,355.0    $ 148,572.0
                                            =============  =============  =============  =============  =============  =============

Average face amount for life insurance
  sales                                      $       1.3    $       1.1    $       1.2    $       1.2    $       1.2    $       1.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and
  single)                                    $       8.5    $      17.3    $       1.7    $       6.0    $      11.4    $      13.2
Annuity                                              3.4           42.6           33.1          941.1           54.2          146.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and Annuity
  Deposits                                   $      11.9    $      59.9    $      34.8    $     947.1    $      65.6    $     159.9
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER
  MANAGEMENT (FUM)                           $   2,783.9    $   2,912.2    $   2,989.5    $   4,055.5    $   4,185.0    $   4,539.2
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      35.9    $      33.4    $      66.9    $      65.4    $      63.8    $      57.2
Surrender Charges                                    3.0            3.2            6.3            7.0            5.8            7.4
Interest earned on GIA and Required
  Interest                                          53.5           69.8          131.7          165.1          158.0          150.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL REVENUES                                     92.4          106.4          204.9          237.5          227.6          214.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                       1.8            1.7            5.8            6.6            8.9            4.4
DAC Amortized                                       21.9           27.5           66.6           62.6           35.7           26.5
Interest Credited                                   34.5           49.3           87.4          112.1          123.2          133.0
Operating Expenses                                  22.1           21.7           41.1           44.2           47.1           51.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      80.3          100.2          200.9          225.5          214.9          215.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX           $      12.1    $       6.2    $       4.0    $      12.0    $      12.7    $     (1.0)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      23.2    $      20.1    $      39.7    $      38.2    $      42.6    $      51.1
Controllable Expenses and Other                     25.7           19.8           40.8           37.9           48.2           66.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              48.9           39.9           80.5           76.1           90.8          117.3

Deferred Acquisition Costs                         (26.8)         (18.2)         (39.4)         (31.9)         (43.7)         (65.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES$                          $      22.1    $      21.7    $      41.1    $      44.2    $      47.1    $      51.8
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
 Deposits, excluding Discontinued Products
   and Private Placement                      $    289.9    $     192.7    $     414.7    $     312.9    $     423.3    $     620.1
 Surrenders, excluding Discontinued Products
   and Private Placement                          (308.5)        (354.5)        (690.2)        (584.4)        (490.8)        (471.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
   Net Sales, excluding Discontinued Products
     and Private Placement                         (18.6)        (161.8)        (275.5)        (271.5)         (67.5)         148.4
   Net Sales, Private Placement                    153.2         (122.3)         807.4          587.9          121.9          362.7
   Net Sales, Discontinued Products               (194.7)        (519.9)        (684.1)        (383.8)        (186.3)          51.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL NET SALES                                   (60.1)        (804.0)        (152.2)         (67.4)        (131.9)         562.7
  Deaths                                           (44.0)         (46.2)         (87.0)         (80.2)         (81.6)         (71.4)
  Interest Credited                                542.1          400.1          949.6          545.8          628.2          895.2
  Fees                                             (35.4)         (32.0)         (70.9)         (63.0)         (59.8)         (57.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Change in FUM                                 402.6         (482.1)         639.5          335.2          354.9        1,328.8
Beginning Balance                                8,677.6        8,038.1        8,038.1        7,702.9        7,348.0        6,019.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   9,080.2    $   7,556.0    $   8,677.6    $   8,038.1    $   7,702.9    $   7,348.0
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $     891.7    $   1,195.6    $   1,030.8    $   1,553.8    $   1,939.1    $   2,067.4
                                            =============  =============  =============  =============  =============  =============

Private Placements Funds (1)                 $   3,714.6    $   2,198.3    $   3,302.8    $   2,099.3    $   1,297.9    $   1,021.9
                                            =============  =============  =============  =============  =============  =============

Discontinued Funds (1)                       $   1,072.0    $   1,418.5    $   1,263.3    $   1,727.1    $   2,080.3    $   2,221.7
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
 Fees                                        $      16.6    $      16.8    $      16.3    $      17.2    $      17.3    $      18.6
 Surrender Charges                                   1.5            1.7            1.6            1.5            1.6            1.4
 Interest earned on GIA and Required
   Interest                                         35.5           34.3           30.8           31.1           27.1           26.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL REVENUES                                     53.6           52.8           48.7           49.8           46.0           46.4
                                            -------------  -------------  -------------  -------------  -------------  -------------

 Mortality Cost                                      0.3            1.4            1.9            2.2           (1.0)           2.8
 DAC Amortized                                      11.2           16.3           12.0           27.1           12.3            9.6

 Interest Credited                                  25.1           24.2           19.2           18.9           17.3           17.2
 Operating Expenses                                 11.3           10.4            9.6            9.8           10.5           11.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL EXPENSES                                     47.9           52.3           42.7           58.0           39.1           41.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

 OPERATING INCOME (LOSS) BEFORE TAX          $       5.7    $       0.5    $       6.0    $      (8.2)   $       6.9    $       5.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                 $       9.9    $      10.2    $       9.1    $      10.5    $      10.9    $      12.3
 Controllable Expenses and Other                    10.1            9.7            9.6           11.4           11.9           13.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL CURRENT EXPENSES                             20.0           19.9           18.7           21.9           22.8           26.1
 Deferred Acquisition Costs                         (8.7)          (9.5)          (9.1)         (12.1)         (12.3)         (14.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
 OPERATING EXPENSES                          $      11.3    $      10.4    $       9.6    $       9.8    $      10.5    $      11.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Discontinued Products
   and Private Placement                     $      90.3    $     102.4    $     101.7    $     120.3    $     131.3    $     158.6
  Surrenders, excluding Discontinued
    Products and Private Placement                (167.8)        (186.7)        (176.7)        (159.0)        (159.0)        (149.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Sales, excluding Discontinued
      Products and Private Placement               (77.5)         (84.3)         (75.0)         (38.7)         (27.7)           9.1
    Net Sales, Private Placement                  (140.8)          18.5            6.6          923.1           29.0          124.2
    Net Sales, Discontinued Products              (176.1)        (343.8)        (101.0)         (63.2)         (73.9)        (120.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
 TOTAL NET SALES                                  (394.4)        (409.6)        (169.4)         821.2          (72.6)          12.5
 Deaths                                            (22.6)         (23.6)         (21.4)         (19.4)         (21.2)         (22.8)
 Interest Credited                                 319.2           80.9          206.7          342.8          169.6          372.5
 Fees                                              (15.8)         (16.2)         (16.0)         (22.9)         (17.8)         (17.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Change in FUM                                 (113.6)        (368.5)          (0.1)       1,121.7           58.0          344.6
Beginning Balance                                8,038.1        7,924.5        7,556.0        7,555.9        8,677.6        8,735.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   7,924.5    $   7,556.0    $   7,555.9    $   8,677.6    $   8,735.6    $   9,080.2
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $   1,355.0    $   1,195.6    $   1,087.8    $   1,030.8    $     955.9    $     891.7
                                            =============  =============  =============  =============  =============  =============

Private Placements Funds (1)                 $   2,068.3    $   2,198.3    $   2,268.0    $   3,302.8    $   3,403.2    $   3,714.6
                                            =============  =============  =============  =============  =============  =============

Discontinued Funds (1)                       $   1,556.1    $   1,418.5    $   1,322.9    $   1,263.3    $   1,190.0    $   1,072.0
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     362.2    $     348.9    $     364.2    $     353.0    $     332.5    $     329.3
Universal Life                                     601.1          439.6          533.9          354.7          262.0          219.2
Variable Annuities                                 283.3          276.4          275.0          281.3          299.0          291.8
Fixed Annuities                                     17.3           36.6           20.3           38.8           46.0           45.2
Participating                                      564.3          551.1          559.0          544.2          577.0          576.3
Offset for Unrealized Investment
 (Gains) Losses                                     31.8           57.5            0.3          (16.0)         (86.6)         (94.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,860.0    $   1,710.1    $   1,752.7    $   1,556.0    $   1,429.9    $   1,367.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
  BENEFITS
Death Benefit in Excess of Fund Value        $     199.9    $     311.4    $     238.8    $     335.5    $     441.1    $     616.9
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                40.7           75.6           51.3           82.1          123.5          183.0
Statutory Reserve, Net of Reinsurance               12.9           14.0           13.2           13.8           15.0           17.3
GAAP Reserve, Net of Reinsurance             $      10.2    $      10.5    $      10.7    $      10.7    $       9.1    $       7.8

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                              $     702.4    $     525.8    $     620.1    $     465.8    $     344.8    $     166.8
Statutory Reserve                                    5.6            3.4            4.4            2.2            0.8            0.1
GAAP Reserve                                         2.6            2.0            3.7            2.2            0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION
  BENEFITS
Account Balance                              $     302.5    $     127.4    $     210.6    $      72.6
Statutory Reserve                                    1.5            0.4            0.8            0.3
GAAP Reserve                                        (1.7)                         (1.7)           0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
  BENEFITS
Account Balance                              $      81.6    $       7.2    $      30.1    $       1.1
Statutory Reserve                                    0.2                           0.1
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT
  ANNUITY FLOOR
Account Balance                              $      47.6    $      49.2    $      49.8    $      49.9
Statutory Reserve                                    1.9            2.6            2.1            1.9
GAAP Reserve                                         1.6            1.5            1.6            1.3
                                            =============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     349.9    $     348.9    $     347.6    $     364.2    $     364.3    $     362.2
Universal Life                                     417.7          439.6          465.2          533.9          565.4          601.1
Variable Annuities                                 281.7          276.4          275.2          275.0          275.9          283.3
Fixed Annuities                                     38.2           36.6           35.1           20.3           19.4           17.3
Participating                                      548.1          551.1          554.8          559.0          561.8          564.3
Offset for Unrealized Investment Gains and
  Losses                                            22.5           57.5            6.6            0.3           (5.0)          31.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,658.1    $   1,710.1    $   1,684.5    $   1,752.7    $   1,781.8    $   1,860.0
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
  BENEFITS
Death Benefit in Excess of Fund Value        $     291.6    $     311.4    $     274.7    $     238.8    $     225.2    $     199.9
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                66.5           75.5           63.4           51.3           48.3           40.7
Statutory Reserve, Net of Reinsurance               13.2           14.0           13.7           13.2           13.3           12.9
GAAP Reserve, Net of Reinsurance             $       9.3    $      10.5    $      10.6    $      10.7    $      10.9    $      10.2

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                              $     514.7    $     525.8    $     566.1    $     620.1    $     654.5    $     702.4
Statutory Reserve                                    2.8            3.4            3.9            4.4            5.0            5.6
GAAP Reserve                                         2.8            2.0            2.5            3.7            2.2            2.6

VARIABLE ANNUITY GUARANTEED ACCUMULATION
  BENEFITS
Account Balance                              $     100.5    $     127.4    $     163.5    $     210.6    $     246.9    $     302.5
Statutory Reserve                                    0.4            0.4            0.6            0.8            1.1            1.5
GAAP Reserve                                         0.4                          (0.3)          (1.7)          (2.5)          (1.7)

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
  BENEFITS
Account Balance                              $       3.0    $       7.2    $      17.4    $      30.1    $      49.1    $      81.6
Statutory Reserve                                                                                 0.1            0.1            0.2
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT
  ANNUITY FLOOR
Account Balance                              $      50.2    $      49.2    $      49.6    $      49.8    $      47.5    $      47.6
Statutory Reserve                                    2.2            2.6            2.3            2.1            2.2            1.9
GAAP Reserve                                         1.4            1.5            1.6            1.6            1.5            1.6
                                                                                                                       =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Investment Management Fees                   $      74.0    $      74.0    $     154.1    $     182.1    $     219.0    $     205.5
Mutual Funds - Ancillary Fees (1)                   29.6           22.3           49.4           41.1           38.8           35.5
Other Revenue                                        4.0            2.1            5.3            4.9            7.2            9.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     107.6           98.4          208.8          228.1          265.0          250.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 44.4           42.4           89.4          103.9          132.6          129.6
Distribution & Admin Expenses (2)                   24.3           18.0           41.3           35.8           32.9           28.6
Other Operating Expenses (1) (2)                    22.0           22.9           43.8           50.6           53.0           58.1
Amortization of Intangibles                         15.1           16.5           32.0           33.2           33.8           33.2
Intangible Asset Impairments                                       32.5           32.5           10.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                           105.8          132.3          239.0          234.1          252.3          249.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                             1.8          (33.9)         (30.2)          (6.0)          12.7            0.8
Other Income - Net                                   1.1            0.6            1.6            2.2            1.7            2.5
Minority Interest                                                                                (6.7)         (14.3)         (12.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Income (Loss), before income taxes         2.9          (33.3)         (28.6)         (10.5)           0.1           (8.7)
Applicable Income Taxes (Benefit)                    1.9          (12.8)         (10.7)          (4.7)           2.3           (3.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME (LOSS)                              1.0          (20.5)         (17.9)          (5.8)          (2.2)          (5.4)

Net Realized Investment Gains (Losses)               0.3            0.2            0.8           (0.3)           1.8           (0.3)
Management Restructuring and Early
  Retirement Costs                                                 (5.8)          (8.7)          (8.3)          (1.2)          (4.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $       1.3    $     (26.1)   $     (25.8)   $     (14.4)   $      (1.6)   $      (9.7)
                                            =============  =============  =============  =============  =============  =============

Reconciliation of Operating Income to
  Earnings Before Income Taxes, Depreciation
  and Amortization (EBITDA)
    Operating Income (Loss), before income
      taxes                                  $       2.9    $     (33.3)   $     (28.6)   $     (10.5)   $       0.1    $      (8.7)
    Adjustments for:
      Intangible asset amortization and
        impairments                                 15.1           49.0           64.5           43.8           33.8           33.2
      Depreciation                                   0.7            0.7            1.0            1.7            2.2            2.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
    EBITDA                                   $      18.7    $      16.4    $      36.9    $      35.0    $      36.1    $      27.2
                                            =============  =============  =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Investment Management Fees                   $      36.5    $      37.5    $      42.0    $      38.1    $      36.9    $      37.1
Mutual Funds - Ancillary Fees                       10.7           11.6           14.3           12.8           14.3           15.3
Other Revenue                                        1.3            0.8            1.9            1.3            2.2            1.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      48.5           49.9           58.2           52.2           53.4           54.2
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 22.5           19.9           23.1           23.9           24.0           20.4
Distribution & Admin Expenses (1)                    8.9            9.1           10.7           12.6           11.6           12.7
Other Operating Expenses (1)                        11.5           11.5           10.4           10.4           10.1           11.9
Amortization of Intangibles                          8.0            8.5            7.7            7.8            7.6            7.5
Intangible Asset Impairments                        32.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                            83.4           49.1           51.8           54.7           53.3           52.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                           (34.9)           0.8            6.4           (2.5)           0.1            1.7
Other Income - Net                                   0.3            0.4            0.3            0.6            0.5            0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Income (Loss), before income taxes       (34.6)           1.3            6.6           (1.9)           0.6            2.3
Applicable Income Taxes (Benefit)                  (13.4)           0.6            2.3           (0.2)           0.9            1.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME (LOSS)                            (21.2)           0.7            4.3           (1.7)          (0.3)           1.3
Net Realized Investment Gains (Losses)               0.2                           0.2            0.4            0.1            0.2
Management Restructuring and Early
  Retirement Costs                                  (2.5)          (3.3)          (1.4)          (1.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $     (23.5)   $      (2.6)   $       3.1    $      (2.8)   $      (0.2)   $       1.5
                                            =============  =============  =============  =============  =============  =============

Reconciliation of Operating Income to
 Earnings Before Income Taxes, Depreciation
 and Amortization (EBITDA)
  Operating Income (Loss), before income
    taxes                                    $     (34.6)   $       1.3    $       6.6    $      (1.9)   $       0.6    $       2.3
  Adjustments for:
   Intangible asset amortization and
     impairments                                    40.5            8.5            7.7            7.8            7.6            7.5
   Depreciation                                      0.5            0.2            0.1            0.2            0.2            0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
  EBITDA                                     $       6.4    $      10.0    $      14.4    $       6.1    $       8.4    $      10.3
                                            =============  =============  =============  =============  =============  =============

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs.
    These had previously been reported as a component of Other Operating
    Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2007 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2007          2006           2006            2005          2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                   $     655.9    $     645.2    $   1,141.2    $   1,760.3    $   2,109.9    $   2,268.3
Redemptions and withdrawals                     (1,558.7)      (2,805.0)      (4,297.6)      (5,722.8)      (5,203.0)      (2,656.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                       (902.8)      (2,159.8)      (3,156.4)      (3,962.5)      (3,093.1)        (388.3)
Performance                                        200.4          113.8          593.9          (62.6)         950.3        1,537.5
Acquisitions (dispositions) / Other                                71.1           71.1         (158.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                               (702.4)      (1,974.9)      (2,491.4)      (4,183.1)      (2,142.8)       1,149.2
Assets under management, beginning of period     6,841.1        9,332.5        9,332.5       13,515.6       15,658.4       14,509.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   6,138.7    $   7,357.6    $   6,841.1    $   9,332.5    $  13,515.6    $  15,658.4
                                            =============  =============  =============  =============  =============  =============

Mutual Funds
------------
Deposits and reinvestments                   $   2,330.0    $   1,057.9    $   2,567.6    $   2,030.4    $   1,673.2    $   1,489.2
Redemptions and withdrawals                     (1,860.7)      (1,232.9)      (2,828.7)      (2,444.0)      (2,004.5)      (1,683.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                        469.3         (175.0)        (261.1)        (413.6)        (331.3)        (194.4)
Performance                                        349.5          175.0        1,522.2          184.1          805.9        1,588.8
Money market funds net change in AUM              (149.4)        (276.1)      (1,382.8)         (28.4)         (28.9)         (45.2)
Acquisitions (dispositions) / Other                (66.0)      10,009.4        9,838.3          120.1          105.7          (80.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                                603.4        9,733.3        9,716.6         (137.8)         551.4        1,268.6
Assets under management, beginning of period    21,863.8       12,147.2       12,147.2       12,285.0       11,733.6       10,465.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  22,467.2    $  21,880.5    $  21,863.8    $  12,147.2    $  12,285.0    $  11,733.6
                                            =============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                   $     645.7    $     813.4    $   1,609.1    $   5,545.1    $   2,885.2    $   3,230.7
Redemptions and withdrawals                       (988.2)      (2,408.0)      (3,504.3)      (6,599.1)      (5,389.2)      (3,505.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                       (342.5)      (1,594.6)      (1,895.2)      (1,054.0)      (2,504.0)        (274.6)
Performance                                        251.2          218.0        1,089.2          367.2        1,140.5        2,333.0
Acquisitions (dispositions) / Other (2)           (192.8)        (129.0)        (332.6)         (63.3)         234.3          (76.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                               (284.1)      (1,505.6)      (1,138.6)        (750.1)      (1,129.2)       1,982.4
Assets under management, beginning of period    12,294.8       13,433.4       13,433.4       14,183.5       15,312.7       13,330.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  12,010.7    $  11,927.8    $  12,294.8    $  13,433.4    $  14,183.5    $  15,312.7
                                            =============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                   $   2,290.0    $     247.3    $   2,423.5    $   1,002.3    $       1.7    $       1.1
Redemptions and withdrawals                       (319.6)        (665.0)      (1,141.6)      (1,157.9)        (659.2)        (303.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                      1,970.4         (417.7)       1,281.9         (155.6)        (657.5)        (302.0)
Performance                                       (191.6)          51.8          171.4         (258.9)          26.0          327.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                              1,778.8         (365.9)       1,453.3         (414.5)        (631.5)          25.0
Assets under management, beginning of period     3,963.1        2,509.8        2,509.8        2,924.3        3,555.8        3,530.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   5,741.9    $   2,143.9    $   3,963.1    $   2,509.8    $   2,924.3    $   3,555.8
                                            =============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                   $   5,921.6    $   2,763.8    $   7,741.4    $  10,338.1    $   6,670.0    $   6,989.3
Redemptions and withdrawals                     (4,727.2)      (7,110.9)     (11,772.2)     (15,923.8)     (13,255.9)      (8,148.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                      1,194.4       (4,347.1)      (4,030.8)      (5,585.7)      (6,585.9)      (1,159.3)
Performance                                        609.5          558.6        3,376.7          229.8        2,922.7        5,786.3
Money market funds net change in AUM              (149.4)        (276.1)      (1,382.8)         (28.4)         (28.9)         (45.2)
Acquisitions (dispositions) / Other               (258.8)       9,951.5        9,576.8         (101.2)         340.0         (156.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                              1,395.7        5,886.9        7,539.9       (5,485.5)      (3,352.1)       4,425.2
Assets under management, beginning of period    44,962.8       37,422.9       37,422.9       42,908.4       46,260.5       41,835.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  46,358.5    $  43,309.8    $  44,962.8    $  37,422.9    $  42,908.4    $  46,260.5
                                            =============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
       in Institutional Products)            $      (4.8)   $    (160.8)   $     106.5    $    (342.3)   $     211.6    $     200.4
                                            =============  =============  =============  =============  =============  =============

Money Market balances (1)                    $   5,551.7    $   6,807.8    $   5,701.1    $     101.4    $     129.8    $     158.6
                                            =============  =============  =============  =============  =============  =============

(1)   Money Market balances included in Mutual Funds above.

(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2007 (unaudited)
($ in millions)

                                                                       2006                                         2007
                                            ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts
---------------
Deposits and reinvestments                   $     329.1    $     316.1    $     216.5    $     279.5    $     290.4    $     365.5
Redemptions and withdrawals                     (1,465.9)      (1,339.1)        (969.6)        (523.0)        (728.1)        (830.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                     (1,136.8)      (1,023.0)        (753.1)        (243.5)        (437.7)        (465.1)
Performance                                        461.4         (347.6)         169.9          310.2          125.6           74.8
Acquisitions (dispositions) / Other                 71.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                               (604.3)      (1,370.6)        (583.2)          66.7         (312.1)        (390.3)
Assets under management, beginning of period     9,332.5        8,728.2        7,357.6        6,774.4        6,841.1        6,529.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   8,728.2    $   7,357.6    $   6,774.4    $   6,841.1    $   6,529.0    $   6,138.7
                                            =============  =============  =============  =============  =============  =============

Mutual Funds
------------
Deposits and reinvestments                   $     640.5    $     417.4    $     729.3    $     780.4    $   1,160.7    $   1,169.3
Redemptions and withdrawals                       (620.9)        (612.0)        (881.3)        (714.5)        (881.8)        (978.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                         19.6         (194.6)        (152.0)          65.9          278.9          190.4
Performance                                        349.4         (174.4)         575.8          771.4          298.5           51.0
Money market funds net change in AUM                (0.1)        (276.0)      (1,169.4)          62.7         (364.2)         214.8
Acquisitions (dispositions) / Other                185.0        9,824.4          (20.9)        (150.2)         (14.0)         (52.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                                553.9        9,179.4         (766.5)         749.8          199.2          404.2
Assets under management, beginning of period    12,147.2       12,701.1       21,880.5       21,114.0       21,863.8       22,063.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  12,701.1    $  21,880.5    $  21,114.0    $  21,863.8    $  22,063.0    $  22,467.2
                                            =============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                   $     574.6    $     238.8    $     277.7    $     518.0    $     281.3    $     364.4
Redemptions and withdrawals                       (940.6)      (1,467.4)        (440.1)        (656.2)        (513.3)        (474.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (366.0)      (1,228.6)        (162.4)        (138.2)        (232.0)        (110.5)
Performance                                        283.7          (65.7)         526.4          344.8          233.8           17.4
Acquisitions (dispositions) / Other (2)            (14.2)        (114.8)         (41.3)        (162.3)        (261.9)          69.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Change in AUM                                (96.5)      (1,409.1)         322.7           44.3         (260.1)         (24.0)
Assets under management, beginning of period    13,433.4       13,336.9       11,927.8       12,250.5       12,294.8       12,034.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  13,336.9    $  11,927.8    $  12,250.5    $  12,294.8    $  12,034.7    $  12,010.7
                                            =============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                   $      13.8    $     233.5    $   1,676.2    $     500.0    $   1,500.0    $     790.0
Redemptions and withdrawals                       (196.9)        (468.1)        (157.9)        (318.7)        (299.0)         (20.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                       (183.1)        (234.6)       1,518.3          181.3        1,201.0          769.4
Performance                                         37.4           14.4           64.6           55.0          (73.7)        (117.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                            (145.7)        (220.2)       1,582.9          236.3        1,127.3          651.5
Assets under management, beginning of period     2,509.8        2,364.1        2,143.9        3,726.8        3,963.1        5,090.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   2,364.1    $   2,143.9    $   3,726.8    $   3,963.1    $   5,090.4    $   5,741.9
                                            =============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                   $   1,558.0    $   1,205.8    $   2,899.7    $   2,077.9    $   3,232.4    $   2,689.2
Redemptions and withdrawals                     (3,224.3)      (3,886.6)      (2,448.9)      (2,212.4)      (2,422.2)      (2,305.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net Flows                                     (1,666.3)      (2,680.8)         450.8         (134.5)         810.2          384.2
Performance                                      1,131.9         (573.3)       1,336.7        1,481.4          584.2           25.3
Money market funds net change in AUM                (0.1)        (276.0)      (1,169.4)          62.7         (364.2)         214.8
Acquisitions (dispositions) / Other                241.9        9,709.6          (62.2)        (312.5)        (275.9)          17.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                            (292.6)       6,179.5          555.9        1,097.1          754.3          641.4
Assets under management, beginning of period    37,422.9       37,130.3       43,309.8       43,865.7       44,962.8       45,717.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  37,130.3    $  43,309.8    $  43,865.7    $  44,962.8    $  45,717.1    $  46,358.5
                                            =============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
       in Institutional Products)            $      27.7    $    (188.5)   $      43.5    $     223.8    $     (10.2)   $       5.4
                                            =============  =============  =============  =============  =============  =============

Money Market balances (1)                    $     101.4    $   6,807.8    $   5,638.4    $   5,701.1    $   5,336.9    $   5,551.7
                                            =============  =============  =============  =============  =============  =============

(1)   Money Market balances included in Mutual Funds above.

(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Second Quarter 2007 (unaudited)
($ in millions)

                                                                                                        December 31,
                                                                                         -------------------------------------------
                                                                                             2005           2004           2003
                                                                                         -------------  -------------  -------------
OPERATING INCOME
Operating Gain (Loss)                                                                     $       3.5    $      (1.7)   $      (5.8)
Realized Gains (Losses) on Cash and Stock Distributions                                          21.9            7.4            4.9
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                         (10.6)          13.6           37.1
                                                                                         -------------  -------------  -------------
Equity in Partnership Earnings (Losses), before income taxes                                     14.8           19.3           36.2
Applicable Income Taxes (Benefit)                                                                 5.2            6.8           12.7
                                                                                         -------------  -------------  -------------
Operating Income (Loss)                                                                   $       9.6    $      12.5    $      23.5
                                                                                         =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                          $      27.6    $      37.7    $      31.0
Equity In Earnings (Losses) of Partnerships                                                      14.8           19.3           36.2
Distributions                                                                                   (68.2)         (50.4)         (32.2)
Sale of Partnership Interests and Transfer to Closed Block                                      (91.5)                        (52.2)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block                     (13.9)                        (14.3)
                                                                                         -------------  -------------  -------------
Change in Venture Capital Investments                                                          (131.2)           6.6          (31.5)
Beginning Balance                                                                               202.9          196.3          227.8
                                                                                         -------------  -------------  -------------
Ending Balance                                                                            $      71.7    $     202.9    $     196.3
                                                                                         =============  =============  =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2007 (unaudited)
($ in millions)

                                                       YTD June                                  December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2007            2006           2006           2005           2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Corporate Investment Income                  $       3.0    $       1.0    $       4.6    $      (0.8)   $       0.4    $       4.3
Interest Expense on Indebtedness                   (21.1)         (24.7)         (49.2)         (46.6)         (40.8)         (39.6)
Corporate Expenses                                  (8.4)          (8.7)         (17.3)         (24.6)         (18.9)         (11.0)
Other                                                2.9            1.1            1.6            2.4            0.2           (1.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Loss, before income taxes                (23.6)         (31.3)         (60.3)         (69.6)         (59.1)         (47.8)
Applicable Income Tax Benefit                      (17.8)         (10.1)         (20.6)         (26.3)         (22.9)         (18.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING LOSS                                      (5.8)         (21.2)         (39.7)         (43.3)         (36.2)         (29.0)
Net Realized Investment Gains (Losses)               9.9           16.9           21.0            4.4           (6.5)           5.8
Realized and Unrealized Gains (Losses)
   on Equity Investment in Aberdeen                                                              (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
   for FSA Settlement                                                                                          (14.7)
Surplus Notes Tender Costs                                                                                      (6.4)
Management Restructuring and Early
   Retirement Costs                                                (0.5)          (0.4)          (4.0)         (13.4)          (1.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $       4.1    $      (4.8)   $     (19.1)   $     (49.9)   $     (21.3)   $     (80.1)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                                       2006                                         2007
                                            ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March           June
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Corporate Investment Income                  $       0.2    $       0.8    $       2.2    $       1.4    $       1.5    $       1.5
Interest Expense on Indebtedness                   (12.4)         (12.3)         (12.1)         (12.4)          (9.5)         (11.6)
Corporate Expenses                                  (5.5)          (3.2)          (4.4)          (4.2)          (2.9)          (5.5)
Other                                                0.3            0.8                           0.5            2.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operating Loss, before income taxes                (17.4)         (13.9)         (14.3)         (14.7)          (8.0)         (15.6)
Applicable Income Tax Benefit                       (6.1)          (4.0)          (5.6)          (4.9)          (3.2)         (14.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING LOSS                                     (11.3)          (9.9)          (8.7)          (9.8)          (4.8)          (1.0)
Net Realized Investment Gains (Losses)              14.4            2.5           (4.7)           8.8           11.8           (1.9)
Management Restructuring and Early
   Retirement Costs                                                (0.5)                          0.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $       3.1    $      (7.9)   $     (13.4)   $      (0.9)   $       7.0    $      (2.9)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2007 (unaudited)
($ in millions)

                                                       YTD June                                  December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2007            2006           2006           2005           2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     387.8    $     415.2    $     839.7    $     928.7    $     990.6    $   1,042.2
Insurance, Investment Management and
  Product Fees                                     303.9          269.3          554.8          496.9          544.9          537.6
Mutual Fund Ancillary Fees and
  Other Revenue                                     33.9           24.4           54.8           46.5           46.9           44.8
Net Investment Income                              541.7          507.5        1,052.2        1,102.6        1,075.7        1,107.4
Unrealized Gain on Trading Equity
  Securities                                                                                                    85.9
Net Realized Investment Gains (Losses)              22.6           50.6           76.5           34.2           (0.8)         (98.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                   1,289.9        1,267.0        2,578.0        2,608.9        2,743.2        2,633.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                      633.8          667.2        1,331.5        1,376.7        1,422.2        1,454.0
Policyholder Dividends                             194.1          201.9          399.1          364.4          404.7          418.8
Policy Acquisition Cost Amortization                89.4           73.5          148.7          132.1          110.2           94.1
Intangible Asset Impairments                                       32.5           32.5           10.6
Intangible Asset Amortization                       15.1           16.5           32.0           33.8           33.8           33.2
Interest Expense on Indebtedness                    21.1           24.7           49.2           46.6           40.8           39.6
Interest Expense on Non-recourse
  Collateralized Obligations                         8.1            9.5           18.7           29.4           33.6           48.9
Other Operating Expenses                           220.1          214.5          422.5          477.9          560.7          565.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                   1,181.7        1,240.3        2,434.2        2,471.5        2,606.0        2,653.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                           108.2           26.7          143.8          137.4          137.2          (20.2)
Applicable Income Taxes (Benefit)                   23.8            5.2           43.3           27.7           40.5          (18.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses) of
  affiliates                                        84.4           21.5          100.5          109.7           96.7           (1.9)
Minority Interest in Net Income of
  Subsidiaries                                      (0.6)          (0.2)          (0.6)          (0.6)                         (0.4)
Equity in undistributed earnings (losses)
  of affiliates                                                                                                (10.4)          (1.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations            83.8           21.3           99.9          109.1           86.3           (4.1)
Discontinued Operations
    Income (Loss) from Discontinued
    Operations                                                                                   (0.7)           0.1           (2.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                            $      83.8    $      21.3    $      99.9    $     108.4    $      86.4    $      (6.2)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                                       2006                                         2007
                                            ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March           June
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     207.5    $     207.7    $     212.1    $     212.4    $     194.7    $     193.1
Insurance, Investment Management and
  Product Fees                                     134.4          134.9          143.0          142.5          149.5          154.4
Mutual Fund Ancillary Fees and Other
  Revenue                                           12.0           12.4           16.2           14.2           16.7           17.2
Net Investment Income                              251.2          256.3          261.8          282.9          278.0          263.7
Net Realized Investment Gains (Losses)              33.2           17.4            3.1           22.8           24.5           (1.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     638.3          628.7          636.2          674.8         663.4           626.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                      333.9          333.3          333.3          331.0          317.3          316.5
Policyholder Dividends                             106.8           95.1           88.0          109.2          103.8           90.3
Policy Acquisition Cost Amortization                30.0           43.5           44.7           30.5           43.5           45.9
Intangible Asset Impairments                        32.5
Intangible Asset Amortization                        8.0            8.5            7.7            7.8            7.6            7.5
Interest Expense on Indebtedness                    12.4           12.3           12.1           12.4            9.5           11.6
Interest Expense on Non-recourse
  Collateralized Obligations                         4.4            5.1            4.8            4.4            4.0            4.1
Other Operating Expenses                           111.4          103.1          100.1          107.9          105.5          114.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                     639.4          600.9          590.7          603.2          591.2          590.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                            (1.1)          27.8           45.5           71.6           72.2           36.0
Applicable Income Taxes (Benefit)                   (2.8)           8.0           11.0           27.1           21.2            2.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income from Continuing Operations before
  Minority Interest and equity in
  undistributed earnings of affiliates               1.7           19.8           34.5           44.5           51.0           33.4
Minority Interest in Net Income of
  Subsidiaries                                                     (0.2)          (0.2)          (0.2)          (0.4)          (0.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income                                   $       1.7    $      19.6    $      34.3    $      44.3    $      50.6    $      33.2
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2007 INCOME STATEMENT
Second Quarter 2007 (unaudited)
($ in millions)

Year-to-Date June 30, 2007

                                                          Operating Income                    Exclusions from Operating Income
                                             -------------------------------------------  ------------------------------------------
                                                                                            Realized
                                                Life &         Asset         Corporate     Investment                  Intra-Segment
                              Consolidated      Annuity      Management       & Other     Gains/Losses       Other     Eliminations
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
REVENUES
Premiums                       $     387.8    $     387.8
Insurance, Investment
  Management and Product
  Fees                               303.9          230.3    $      74.0    $      (0.3)                  $       0.2   $      (0.3)
Mutual Fund Ancillary Fees
  and Other Revenue                   33.9                          33.9
Net Investment Income                541.7          515.7            0.8           17.9                           1.2           6.1
Net Realized Investment Gains         22.6                                                 $      22.6
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
        Total Revenues             1,289.9        1,133.8          108.7           17.6           22.6            1.4           5.8
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase
  in Policy Liabilities              633.8          630.3                           3.6                          (0.1)
Policyholder Dividends               194.1          188.8                                          5.3
Policy Acquisition Cost
  Amortization                        89.4           89.5                                         (0.1)
Intangible Asset Impairments          15.1                          15.1
Intangible Asset
  Amortization
Interest Expense on
  Indebtedness                        21.1                                         21.1
Interest Expense on
  Non-recourse Collateralized
  Obligations                          8.1                                          8.1
Other Operating Expenses             220.1          111.6           90.7            8.4            2.7            0.9           5.8
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
     Total Expenses                1,181.7        1,020.2          105.8           41.2            7.9            0.8           5.8
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
Income (Loss) from Continuing
  Operations before Income
  Taxes Minority Interest
  and equity in undistributed
  earnings (losses) of
  affiliates                         108.2          113.6            2.9          (23.6)          14.7            0.6           0.0
Applicable Income Taxes
  (Benefit)                           23.8           36.3            1.9          (17.8)           3.4
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
Income (Loss) from Continuing
  Operations before Minority
  Interest and equity
  undistributed earnings
  (losses) of affiliates              84.4           77.3            1.0           (5.8)          11.3            0.6           0.0
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
Minority Interest in Net
  Income of Subsidiaries              (0.6)                                                                      (0.6)
                              -------------  -------------  -------------  -------------  -------------  ------------- -------------
Income (Loss) from Continuing
  Operations                   $      83.8    $      77.3    $       1.0    $      (5.8)   $      11.3    $       0.0   $       0.0
                              =============  =============  =============  =============  =============  ============= =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Second Quarter 2007 (unaudited)
($ in millions, except par value)

                                                                June                            December 31,
                                                           -------------  ----------------------------------------------------------
                                                                2007           2006           2005           2004          2003
                                                           -------------  -------------  -------------  -------------  -------------
ASSETS:

Available-for-Sale Debt Securities, at fair value           $  12,300.2    $  12,696.8    $  13,404.6    $  13,476.3    $  13,273.0
Available-for-Sale Equity Securities, at fair value               204.5          187.1          181.8          304.3          312.0
Trading Equity Securities, at fair value                              -                                         87.3
Mortgage Loans, at unpaid principal balances                       17.8           71.9          128.6          207.9          284.1
Policy Loans, at unpaid principal balances                      2,350.3        2,322.0        2,245.0        2,196.7        2,241.4
Venture Capital Partnerships, at equity in net assets             152.2          116.8          145.1          255.3          234.9
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                    -                                                        47.5
Other Investments                                                 342.3          308.3          310.6          371.8          402.0
                                                           -------------  -------------  -------------  -------------  -------------
                                                               15,367.3       15,702.9       16,415.7       16,899.6       16,794.9
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                   234.1          267.8          304.4        1,278.8        1,350.0
                                                           -------------  -------------  -------------  -------------  -------------
         Total Investments                                     15,601.4       15,970.7       16,720.1       18,178.4       18,144.9
Cash and Cash Equivalents                                         361.4          404.9          301.5          435.0          447.9
Deferred Policy Acquisition Costs                               1,860.0        1,752.7        1,556.0        1,429.9        1,367.7
Goodwill and Other Intangible Assets                              697.9          708.6          763.5          735.6          755.0
Other Assets                                                      735.7          733.9          652.9          633.4          760.5
Separate Account Assets                                        10,278.1        9,458.6        7,722.2        6,950.3        6,083.2
                                                           -------------  -------------  -------------  -------------  -------------
         Total Assets                                       $  29,534.5    $  29,029.4    $  27,716.2    $  28,362.6    $  27,559.2
                                                           =============  =============  =============  =============  =============
LIABILITIES:
Policy Liabilities and Accruals                             $  13,502.1    $  13,533.4    $  13,246.2    $  13,132.4    $  13,088.6
Policyholder Deposit Funds                                      1,970.5        2,228.4        3,060.7        3,492.4        3,642.7
Indebtedness                                                      627.7          685.4          751.9          690.8          639.0
Stock Purchase Contracts                                              -                                        131.9          128.8
Other Liabilities                                                 566.6          543.5          538.2          587.2          557.1
Non-recourse Collateralized Debt Obligation Liabilities           316.3          344.0          389.9        1,355.2        1,472.0
Separate Account Liabilities                                   10,278.1        9,458.6        7,722.2        6,950.3        6,083.2
                                                           -------------  -------------  -------------  -------------  -------------
         Total Liabilities and minority interest               27,261.3       26,793.3       25,709.1       26,340.2       25,611.4
                                                           -------------  -------------  -------------  -------------  -------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares authorized;
  114,109,574 shares outstanding (June 30, 2007)                    1.3            1.1            1.0            1.0
Additional paid in capital                                      2,605.6        2,602.8        2,440.3        2,435.2        2,431.4
Deferred Compensation on Restricted Stock Units                     4.6           (2.6)          (2.7)          (3.6)          (3.6)
Accumulated Earnings (Deficit)                                    (49.9)        (111.3)        (193.1)        (285.7)        (355.3)
  Treasury stock, at cost: 11,313,564 shares (June 30, 2007)     (179.5)        (179.5)        (179.5)        (182.6)        (189.4)
Accumulated Other Comprehensive Income (Loss)                    (108.9)         (74.6)         (59.0)          58.1           63.7
                                                           -------------  -------------  -------------  -------------  -------------
         Total Stockholders' Equity                             2,273.2        2,236.1        2,007.1        2,022.4        1,947.8
                                                           -------------  -------------  -------------  -------------  -------------
         Total Liabilities, Minority Interest
           and Stockholders' Equity                         $  29,534.5    $  29,029.4    $  27,716.2    $  28,362.6    $  27,559.2
                                                           =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Second Quarter 2007 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                            ----------------------------  ----------------------------  ----------------------------
                                               6/30/07        12/31/06       6/30/07        12/31/06       6/30/07        12/31/06
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                     $   7,763.4    $   7,897.2    $   6,203.2    $   6,214.1    $   1,560.2    $   1,683.1
BBB                                              3,647.3        3,743.7        2,218.6        2,345.4        1,428.7        1,398.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
          Total Investment Grade                11,410.7       11,640.9        8,421.8        8,559.5        2,988.9        3,081.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
BB                                                 602.6          765.7          518.3          665.7           84.3          100.0
B                                                  219.1          221.4          173.8          175.2           45.3           46.2
CCC and Lower                                       52.4           53.2           34.4           38.7           18.0           14.5
In or Near Default                                  15.4           15.6            8.4           10.1            7.0            5.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $  12,300.2    $  12,696.8    $   9,156.7    $   9,449.2    $   3,143.5    $   3,247.6
                                            =============  =============  =============  =============  =============  =============

% Below Investment Grade                             7.2%           8.3%           8.0%           9.4%           4.9%           5.1%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY SECURITIES
   As of 6/30/07

                                                        Total                Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------  ----------------------------
                                                Gains          Losses         Gains         Losses         Gains           Losses
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $     188.8    $    (278.8)   $      52.9    $    (128.0)   $     135.9    $    (150.8)
Equity Securities                                   38.8           (1.1)           8.1           (0.5)          30.7           (0.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                    227.6         (279.9)          61.0         (128.5)         166.6         (151.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Applicable PDO                                     166.6         (151.4)                                       166.6         (151.4)
Applicable DAC (Credit)                             43.6          (56.8)          43.6          (56.8)
Applicable Deferred Income Tax (Benefit)             6.1          (25.1)           6.1          (25.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains (Losses)     216.3         (233.3)          49.7          (81.9)         166.6         (151.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains and Losses              $      11.3    $     (46.6)   $      11.3    $     (46.6)   $       0.0    $       0.0
                                            =============  =============  =============  =============  =============  =============
Net Unrealized Gains                         $     (35.3)                  $     (35.3)                  $       0.0
                                            =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                      YTD June                                  December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2007            2006           2006          2005           2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     388.9    $     394.1    $     800.7    $     804.6    $     772.1    $     765.5
Equity Securities                                    4.5            1.8            7.0            7.5            4.5            4.6
Mortgages                                            1.1            3.2            6.2           20.2           22.5           32.6
Policy Loans                                        87.9           82.6          169.3          165.8          167.1          171.7
Venture Capital                                     14.1           (1.0)           3.3           23.8           25.5           49.1
Cash & Cash Equivalents                              9.6            7.8           16.3            7.6            4.9            7.0
Other Income                                         5.8           13.3           40.0           47.8           48.8           35.0
Other Investments (2)                               28.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     540.6          501.8        1,042.8        1,077.3        1,045.4        1,065.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  7.1            4.0            9.6            8.6            9.8           10.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     533.5    $     497.8    $   1,033.2    $   1,068.7    $   1,035.6    $   1,055.5
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS

Debt Securities                                      6.4%           6.1%           6.5%           6.2%           5.9%           6.0%
Equity Securities                                    4.6%           1.1%           3.7%           3.0%           1.3%           1.4%
Mortgages                                           12.9%           3.0%           8.1%          15.3%          11.0%          11.2%
Policy Loans                                         7.8%           7.6%           7.6%           7.7%           7.9%           8.0%
Venture Capital                                     21.3%          -7.1%           2.7%          12.8%          10.9%          23.0%
Cash & Cash Equivalents                              5.6%           4.1%           4.7%           5.2%           1.1%           1.3%
Other Investments (2)                               18.4%          13.6%          13.6%          16.4%           7.5%          10.5%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                       7.0%           6.4%           6.7%           6.6%           6.1%           6.4%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  0.1%           0.0%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                   6.9%           6.4%           6.6%           6.6%           6.1%           6.6%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                       2006                                        2007
                                            ----------------------------------------------------------  ----------------------------
                                               March           June         September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     195.1    $     199.0    $     199.2    $     207.4    $     194.0    $     194.9
Equity Securities                                    0.5            1.3            1.4            3.8            2.4            2.1
Mortgages                                            0.9            2.3            1.6            1.4            0.7            0.4
Policy Loans                                        41.1           41.5           43.7           43.0           44.1           43.8
Venture Capital                                     (2.4)           1.4            1.3            3.0            7.8            6.3
Cash & Cash Equivalents                              3.3            4.5            4.3            4.2            4.9            4.7
Other Income                                                                                                     4.6            1.2
Other Investments (2)                               10.3            3.0            8.1           18.6           19.0            9.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     248.8          253.0          259.6          281.4          277.5          263.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  2.1            1.9            2.7            2.9            3.5            3.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     246.7    $     251.1    $     256.9    $     278.5    $     274.0    $     259.5
                                            =============  =============  =============  =============  =============  =============
ANNUALIZED YIELDS
Debt Securities                                      6.1%           6.4%           6.5%           6.7%           6.3%           6.4%
Equity Securities                                    1.1%           2.9%           2.9%           8.1%           5.2%           4.3%
Mortgages                                            3.0%           9.2%           7.3%           7.3%           6.4%           9.2%
Policy Loans                                         7.6%           7.5%           7.9%           7.7%           7.9%           7.8%
Venture Capital                                     -7.1%           4.8%           4.3%          10.3%          27.5%          18.8%
Cash & Cash Equivalents                              4.1%           5.0%           5.1%           4.9%           5.4%           5.5%
Other Investments (2)                               13.6%           3.7%          10.6%          26.9%          26.6%          12.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                       6.2%           6.4%           6.7%           7.2%           7.2%           6.9%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  0.1%           0.0%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                   6.1%           6.4%           6.6%           7.2%           7.1%           6.8%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2007 (unaudited)
($ Millions)

                                                      YTD June                                  December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                2007            2006           2006          2005           2004           2003
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                    $     (14.6)   $      (3.4)   $      (7.9)   $     (31.2)   $     (15.5)   $     (76.1)
Equity Security Impairments                         (0.1)                                        (2.1)          (1.5)          (4.3)
Mortgage Loan Impairments                                                                        (0.8)         (12.6)          (4.1)
Affiliated Equity Securities                                                                                                  (96.9)
Venture Capital Partnerships Impairments                                                                                       (4.6)
Real Estate Impairments                                                                                                        (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                            (0.8)                         (1.0)          (1.2)         (16.6)          (8.3)
Other Invested Asset Impairments                                                                                (3.3)          (9.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
         Total Impairment Losses                   (15.5)          (3.4)          (8.9)         (35.3)         (49.5)        (210.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains
  (Losses)                                           8.8           31.0           42.0          (18.0)          28.4           64.7
Equity Security Net Transaction Gains
  (Losses)                                           3.9            3.6           21.9            2.9           14.6           49.2
Venture Capital Net Investment Gains
  (Losses)                                                          3.8            2.4          (13.9)                         (9.7)
Mortgage Loan Net Transaction Gains
  (Losses)                                           1.4            3.2            3.2                           0.2           (1.3)
Affiliate Equity Security Transaction GL            13.7           10.4           10.4            3.7
Real Estate Net Transaction Gains (Losses)           1.4            0.2                          (0.6)          (0.8)          (0.2)
Settlement of HRH Stock Purchase Contracts                                                       86.3
Other Invested Asset Net Transactions Gains
  (Losses)                                           8.0            2.7            5.5            6.6            6.3            9.6
Debt and Equity Securities Pledged as
  Collateral                                         0.9           (0.9)                          2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        38.1           54.0           85.4           69.5           48.7          112.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              22.6           50.6           76.5           34.2           (0.8)         (98.5)
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)              5.3           32.6           46.0          (12.4)           3.7           (5.9)
Applicable Deferred Acquisition Costs
  (Credit)                                          (0.1)          (2.8)          (3.5)          17.6           (0.4)          (4.1)
Applicable Deferred Income Tax (Credit)              3.4            7.4           11.7            9.2            3.1          (35.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      14.0    $      13.4    $      22.3    $      19.8    $      (7.2)   $     (52.9)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2007 (unaudited)
($ Millions)

Quarters ended

                                                                       2006                                        2007
                                            ----------------------------------------------------------  ----------------------------
                                               March           June         September      December         March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                    $      (0.9)   $      (2.4)   $      (1.6)   $      (3.0)   $      (1.0)   $     (13.6)
Equity Security Impairments                                                                                                    (0.1)
Mortgage Loan Impairments
Affiliated Equity Securities
Debt and Equity Securities Pledged as
  Collateral Impairments                                                                                                       (0.8)
Other Invested Asset Impairments
                                            -------------  -------------  -------------  -------------  -------------  -------------
        Total Impairment Losses                     (0.9)          (2.4)          (1.6)          (3.0)          (1.0)         (14.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains
  (Losses)                                          16.1           15.0            2.8            8.1            3.4            5.4
Equity Security Net Transaction Gains
  (Losses)                                           3.5                           1.4           17.0            1.3            2.6
Venture Capital Net Investment Gains
  (Losses)                                                          3.8            0.4           (1.8)
Mortgage Loan Net Transaction Gains
  (Losses)                                           3.2                                                         1.4
Affiliate Equity Security Transactions
  Gains (Losses)                                    10.0            0.4                                         13.7
Real Estate Net Transaction Gains
  (Losses)                                           0.1            0.1           (0.2)                          1.5           (0.1)
Settlement of HRH Stock Purchase Contracts
Other Invested Asset Net Transactions Gains
  (Losses)                                           2.2            0.4            0.2            2.7            4.0            4.0
Debt and Equity Securities Pledged as
  Collateral                                        (1.0)           0.1            0.1           (0.2)           0.2            0.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        34.1           19.8            4.7           25.8           25.5           12.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              33.2           17.4            3.1           22.8           24.5           (1.9)
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)             19.2           13.4            6.0            7.4            6.6           (1.3)
Applicable Deferred Acquisition Costs
  (Credit)                                          (2.6)          (0.2)          (1.1)           0.4           (0.4)           0.3
Applicable Deferred Income Tax (Credit)              6.2            1.2           (0.7)           5.0            3.9           (0.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      10.4    $       3.0    $      (1.1)   $      10.0    $      14.4    $      (0.4)
                                            =============  =============  =============  =============  =============  =============


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